SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                      _____

                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      February 17, 2004 (February 17, 2004)


                               JAKKS PACIFIC, INC.
             (Exact Name of registrant as specified in its charter)



            Delaware                       0-28104               95-4527222
  (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
          incorporation)                                     Identification No.)



      22619 Pacific Coast Highway                       90265
          Malibu, California                          (Zip Code)
         (Address of principal
          executive offices)


       Registrant's telephone number, including area code: (310) 456-7799

                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                February 17, 2004


                                ITEMS IN FORM 8-K
                                _________________



                                                              Page
                                                              ____

Facing Page                                                    1

Item 7.           Financial Statements and Exhibits            3

Item 9.           Regulation FD Disclosure                     3

Signatures                                                     4

Exhibit Index                                                  5

Item 7.  Financial Statements and Exhibits.

(c)                   Exhibits


         Exhibit
         Number             Description
         -------            -----------

         99.1*              February 17, 2004 Press Release


         -----------------------------
         *   Filed herewith


Item 9.  Regulation FD Disclosure.

     In accordance with the interim guidance issued by the Commission on March 27, 2003 in Final Rule Release No. 33-8216, the information reported in this Report is being provided under Item 12.

     On February 17, 2004, the Company issued a press release announcing its results of operations for the quarter and year ended December 31, 2003. A copy of such release is annexed as an exhibit and is incorporated by reference hereto in its entirety.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  February 17, 2004                JAKKS PACIFIC, INC.


                                                  By:  /s/ Jack Friedman
                                                       _________________________
                                                       Jack Friedman
                                                       Chairman and Chief
                                                       Executive Officer

                                  Exhibit Index


         Exhibit
         Number             Description

         99.1*              February 17, 2004 Press Release


         -----------------------------
         *   Filed herewith